UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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  ☐  Soliciting Material Pursuant to Sec. 240.14a -11(c) or Sec. 240.14a -12

GARUDA CAPITAL CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Table of Contents

Proxy Statement for Annual Meeting of Shareholders
Information Concerning Solicitation and Voting
Proposal No. 1: Election of Directors
Nominees
Board of Directors and Its Committees
Proposal No. 2: Increase of Authorized Capital of the Company
Proposal No. 3: Approval of the Company’s 2005 Incentive Stock Option Plan
Purpose
Administration
Stock Options
Exercise of Stock Options
US Federal Income Tax Consequences
Changes in Capitalization and Similar Changes
Equity Compensation Plan Information
Proposal No. 4: Approval of Issuance of Stock as Compensation to the Company’s Directors
Executive Compensation
Security Ownership of Certain Beneficial Owners and Management
Other Matters
Other Information
Incorporation of Annual Report and Quarterly Report
Section 16(a) Beneficial Ownership reporting Compliance
Certain Relationships and Related Transactions
Audit and Non-Audit Fees
Forward-Looking Statements
Where You Can Find More Information
Attachments
Appendix A: 2005 Incentive Stock Option Plan

502 – 1978 Vine Street
Vancouver, BC V6K 4S1
Tel: (604) 737 0203

May [      ], 2005

Dear Fellow Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Garuda Capital Corp. (the “Company”) on Monday, June 27, 2005 at 2:00 p.m., Pacific Time, at 1576 Rand Avenue, Vancouver, British Columbia, Canada.

     The matters scheduled for consideration at the meeting are the election of three directors of the Company, a proposal to increase the authorized capital of the Company to 100,000,000 common shares, approval of the Company’s 2005 Incentive Stock Option Plan and the approval of the issuance of shares to the Company’s directors, as more fully discussed in the enclosed proxy statement.

     Enclosed with this letter is the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, the Company’s 2004 Annual Report, the Company’s Quarterly Report for the period ended March 31, 2005, and an actual written proxy for you to sign and return.

     Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

     Yours truly,
GARUDA CAPITAL CORP.

     /s/ C. Robin Relph

C. Robin Relph

Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director

502 – 1978 Vine Street
Vancouver, BC V6K 4S1
Tel: (604) 737 0203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, JUNE 27, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Garuda Capital Corp., a Nevada corporation, (the “Company") will be held on Monday, June 27, 2005, at 1576 Rand Avenue, Vancouver, British Columbia, Canada, at 2:00 p.m., Pacific Time, for the following purposes:

1.	To elect three directors to serve for the ensuing year and until their successors are elected.

2.	To increase the authorized share capital of the Company from 50,000,000 to 100,000,000 shares of common stock.

3.	To approve the Company’s 2005 Inventive Stock Option Plan.

4.	To ratify the issuance of 800,000 shares to the Company’s directors in April, 2005 as compensation for their services.

5.	To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the closing of business on May 12, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Any proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Important: Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares.

By Order of the Board of Directors of
GARUDA CAPITAL CORP.

/s/ C. Robin Relph

C. Robin Relph

Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director

Vancouver, British Columbia
CANADA

May [     ], 2005

502 – 1978 Vine Street
Vancouver, BC V6K 4S1
Tel: (604) 737 0203

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board for Directors of Garuda Capital Corp., a Nevada corporation (the “Company”), for use at the Company’s 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, June 27, 2005, at 2:00 p.m., Pacific Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 1576 Rand Avenue, Vancouver, British Columbia, Canada, V6P 3G2. The Company’s telephone number is (604) 737-0203.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Annual Meeting

The purposes of the Annual Meeting are

1.	to elect three directors to serve for the ensuing year and until their successors are elected;

2.	to increase the authorized share capital of the Company from 50,000,000 to 100,000,000 shares of common stock;

3.	to approve the Company’s 2005 Inventive Stock Option Plan;

4.	to ratify the issuance of 800,000 shares to the Company’s directors in April, 2005 as compensation for their services; and

5.	to transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

Record Date and Shares Outstanding

Shareholders of record at the close of business on May 12, 2005 (the “Record Date”) are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 28,228,620 shares of the Company’s common stock are outstanding. For information regarding security ownership by management and by beneficial owners of more than 5% of the Company’s common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or (2) by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy. Any written notice of revocation or subsequent proxy should be delivered to Garuda Capital Corp. at its principal executive offices located at 502 – 1978 Vine Street, Vancouver, BC, V6K 4S1, Attention: Secretary, or hand-delivered to the Secretary of Garuda Capital Corp. at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

Each shareholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted in favour of each of the proposals. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

Expenses of solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Broker Non-Votes

A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the meeting is thirty three and one-third percent (33 1/3%) of our issued and outstanding shares as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the meeting, shares must be present at the meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;
2.	shares represented by properly executed proxies for which no instruction has been given; and
3.	broker non-votes.

Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Three nominees have been selected for election to Garuda Capital Corp.’s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently directors of the Company (C. Robin Relph, G. Arnold Armstrong and Jurgen Wolf). In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.

Other
Directorships
Held by
Director
	Position(s)	Principal Occupation(s)	or Nominee for
	Held (1)	During Past 5 Years	Director

C. Robin Relph	Director, President, CFO, CEO	President of the Company
	from April 2002.	from May, 2002. Director
	Director of Hagensborg Foods	of Hagensborg Food
	Ltd. from 1998.	Corporation from 1998 to
	Director of Natural Program	March, 2003.
Inc. and Natural Program Ltd.
from July, 2000.
Director of Garuda Gold
Corporation from May, 2004.
Director and President of
Garuda Ventures Canada Inc.
from February, 2002.
Director and President of
Hagensborg Seafoods Limited
from April, 2001.

G. Arnold Armstrong	Director from April 2002.	Senior partner at the law
	Director of Natural Program	firm of Armstrong &
	Ltd. from November, 2003.	Company from 1976 to
	Director of Garuda Gold	present.
Corporation from June, 2002

and President from June, 2002
to May, 2004.
Director of Garuda Ventures
Canada Inc. from 1989.

Jurgen Wolf	Director from October 2002.	President of US Oil and Gas	Tasty Fries (OTC
	Director of Hagensborg Foods	Resources Inc. (TSX: USR)	BB: TFRY),
	Ltd. from 1999.	from 1999 to present.	Shoreman
Resources (TSX:
SMH), August
Energy Corp. (PK:
OENC)

(1)	Hagensborg Foods Ltd, Natural Program Inc., Natural Program Ltd., Garuda Gold Corporation, Garuda Ventures Canada Inc. and Hagensborg Seafoods Limited, are all wholly owned subsidiaries of the Company.

Board of Directors and its Committees

The Board of Directors met in person or via telephone regularly during the Company's fiscal year ended June 30, 2004. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have a nominating committee or a compensation committee.

The Board of Directors of the Company has an audit committee that is currently composed of three members, Jurgen Wolf, Arnold Armstrong and Robin Relph. The audit committee met two times during the past fiscal year. The audit committee is responsible for the selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors. The Company’s Board of Directors has determined that each audit committee member has sufficient knowledge in financial and accounting matters to serve on the committee and that each member is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”). The Board of Directors has not adopted a written charter for the audit committee.

Vote Required for Approval

The vote of a plurality of the holders of the shares of common stock present in person or represented by duly executed proxies at the Annual Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the three director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the three persons nominated to serve as directors.

The Board of Directors recommends a vote “for” each of the nominees listed above and proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

PROPOSAL NO. 2
INCREASE OF AUTHORIZED CAPITAL OF THE COMPANY

The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $0.001 and 10,000,000 shares of preferred stock, par value 0.001. As of May 13, 2005, there were no preferred shares issued and outstanding, 31,228,620 shares of common stock issued and outstanding, 9,530,979 common shares reserved for issuance pursuant to the exercise of warrants, options and a convertible debenture, and 1,000,020 common shares reserved pursuant to the Company’s stock plans.

The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs, and proposes the following shareholder resolutions:

1. The authorized share capital of the Company of 50,000,000 common shares with a par value of $0.001 be increased to 100,000,000 common shares with a par value of $0.001 by creating an additional authorized 50,000,000 common shares with a par value of $0.001;

2. upon receipt of shareholder approval the Company be authorized to file Articles of

Amendment with the Nevada Secretary of State to reflect the change in the authorized capital of the Company; and

3. any one director or officer of the Company be and is hereby authorized and instructed to take all such acts and proceedings and to execute and deliver all such applications, authorizations, certificates, documents and instruments as in their opinion may be reasonably necessary or desirable for the implementation of this resolution, including the execution and filing of Articles of Amendment.

Vote Required for Approval

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Annual Meeting is required to amend the Company's Articles and increase the authorized capital of the Company.

The Board of Directors recommends a vote “for” the increase of the Company’s authorized capital, and proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

PROPOSAL NO. 3
APPROVAL OF THE COMPANY’S 2005 INCENTIVE STOCK OPTION PLAN

General

We are asking you to approve the Company’s 2005 Incentive Stock Option Plan that was adopted by the Board of Directors on May 11, 2005, and is effective as of such date, subject to shareholder approval. The plan is to be used to grant stock options in the form of non-statutory stock options to employees, consultants and directors of the Company and its subsidiaries (“participants”). The Company is asking shareholders to approve the plan because the Company does not currently have a valid incentive plan for the issuance of stock options.

As adopted, the plan makes available up to 8,000,000 shares of common stock of the Company that may be issued in connection with the exercise of inventive stock options to participants under the plan. The Company intends to register the plan on Form S-8 if the plan is approved by the Company’s shareholders.

A copy of the plan is attached to this Proxy as Appendix A. The more significant features of the plan are described below.

Purpose

The purposes of the plan are to (i) attract and retain the best available personnel for positions of responsibility within the Company, (ii) provide incentives to employees, officers, and management of the Company, (iii) provide directors, consultants and advisors of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and (iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's common stock.

Administration

The plan is administered by a stock option committee (the “Committee”) which shall be made up of the Board of Directors, unless the Board has a compensation committee, in which case the compensation committee shall administer the plan. The Committee has the power to select plan participants and grant stock options on term the Committee considers appropriate. In addition, the Committee has the authority to interpret the plan and to make all other determinations for administration of the plan.

Stock Options

Stock options granted under the plan will be non-statutory options. A stock option entitles the participant to purchase shares of common stock at the option price. The Committee will fix the option price at the time the option is granted, and where no option price is stated, the price shall be equal to the fair market value of the stock on the date set forth at the beginning of the option agreement.

The maximum number of shares that may be issued pursuant to options issued under the plan is 8,000,000, subject to adjustment for stock splits or similar events affecting the Company’s common stock.

Exercise of Stock Options

The Committee may, in its sole discretion, determine that a stock option will be immediately exercisable. Where no determination on when a stock will vest and become exercisable the options will vest as follows:

(i) Directors and senior officers to Vice-President - 50% of the amount of the shares under option upon granting and 50% twelve months thereafter;

(ii) Employees Generally - 10% at the end of the later of any probation period pursuant to which the employee is continued or three months from the date of engagement and 5% at the end of each calendar month thereafter; and

(iii) Other Option Holders - 10% at the end of the first 30 days of engagement, 20% upon completion of 50% of the term, where a particular term, or upon 50% of project completion, where project contract specific, and the remainder upon, and for a period of 30 days thereafter, the Company certifying substantial satisfaction, acting reasonably, with contract and/or project completion.

The options granted pursuant to the plan may be exercised:

(i) in cash;

(ii) by cashier’s check, certified cheque, or other acceptable banker’s note payable to the order of the Company;

(iii) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions (referred to in the industry as ‘delivery against payment’) to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price; or

(iv) such other method as the option holder and the Committee may determine as adequate including delivery of acceptable securities (including securities of the Company), set-off for wages or invoices due, property, or other adequate value.

US Federal Income Tax Consequences

Generally, no federal income tax liability is incurred by a participant at the time a stock option is granted. The exercise of a non-statutory stock option, the type of option available under the plan, generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price.

Changes in Capitalization and Similar Changes

In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the plan, and the terms, exercise price and number of shares of any outstanding options or awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the options or awards for plan participants. For instance, a two-for-one stock split would double the number of shares reserved under the plan. Similarly, for outstanding stock options it would double the number of shares covered by each stock option and reduce its exercise price by one-half.

Equity Compensation Plan Information

	Year Ended December 31, 2004

	Number of Shares
	to be Issued Upon	Weighted-Average	Number of Shares
	Exercise	Exercise Price of	Remaining Available
	of Outstanding Options,	Outstanding Options,	for Future Issuance Under
	Warrants and Rights	Warrants and Rights	Equity Compensation Plans

Equity compensation	—	—	1,020,000
plans not approved by
shareholders
Total	0	0	1,020,000	(2)

___________
(1) Represents shares available for future issuance under the Company’s stock plans.

Vote Required

Approval of the plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends the approval of the Company’s Incentive Stock Option Plan, and proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

PROPOSAL NO. 4
APPROVAL OF ISSUANCES OF STOCK AS COMPENSATION TO THE COMPANY’S DIRECTORS

We are asking you to approve and ratify issuances of 800,000 shares of the Company’s common stock to the Company’s directors during the past year.

The share issuances to be approved are as follows:

1.	On April 13, 2005, the Company issued, to compensate its directors and officer for the quarter ended March 31, 2005, in recognition of the work done to assist the Company in entering into new agreements, develop its marketing and business plans, and settle outstanding Company debts, at a deemed price of $0.10 per share:

	a.	500,000 shares of the Company’s common stock to Robin Relph, the Company’s President;
	b.	50,000 shares of the Company’s common stock to Arnold Armstrong, a director of the Company; and
	c.	250,000 shares of the Company’s common stock to Jurgen Wolf, a director of the Company.

As of April 13, 2005, when the compensatory stock was issued to the directors, the last trading price of the Company’s stock on the Over-the-Counter Bulletin Board had been $0.10 per share. Accordingly the value of the stock issuances were as follows:

a.	Robin Relph - $50,000;
b.	Arnold Armstrong - $5,000; and
c.	Jurgen Wolf - $25,000.

The only other compensation paid by the Company to each of the directors during the period from July 1, 2004 to May 13, 2005 was as follows:

a.	Robin Relph - $60,000 cash plus $6,000 worth of Company stock;
b.	Arnold Armstrong - $2,000 worth of Company stock; and
c.	Jurgen Wolf - $2,000 worth of Company stock.

Executive Compensation

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer (CEO), and to other persons serving as executive officers as of May 13, 2005, whose salary and bonus for the year exceeded $100,000 for the last three years:

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
		Annual Compensation			Awards

					Number of
					Securities
	Fiscal		Bonus	Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary		Compensation	Options	Compensation

C. Robin Relph,	2005(1)	$60,000(2)	$ 0	$ 6,000(3)	0	$ 0
Director, CEO, President	2004	$72,000(2)	$ 0	$ 0	0	$ 0
	2003	$72,000(2)	$ 0	$ 0	0	$ 0

(1)	Fiscal Year 2005 refers to the time period from the beginning of this fiscal year, July 1, 2004 to May 13, 2005.
(2)	Represents consulting fees paid to Mr. Relph as President
(3)
This amount includes 500,000 shares granted to Mr. Relph as compensation for his services as President at a deemed price of $0.10 per share in April, 2005, and 300,000 shares granted to Mr. Relph as compensation as President at a deemed price of $0.02 per share in December, 2004.

Option Grants in Last Fiscal Year

There were no options granted in the last fiscal year to officers or directors of the Company during the last fiscal year or from the period from July 1, 2004 to May 13, 2005.

Employment Agreements

The Company has no written employment agreements with executive officers at this time.

Compensation of Directors

Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

Termination of Employment or Change of Control Arrangement

There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with us, or from a change in our control.

Each of the directors has a personal interest in the approval of this proposal 4. The security ownership of the directors of the Company is set out below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 13, 2005 by: (i) each of our directors; (ii) each of our named executive officers; (iii) officers and directors as a group; and (iv) each person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown to our knowledge.

Title of class	Name, position, and address of beneficial owner (1)	Number of Shares of Common Stock (2)	Percentage of Common Stock (3)
DIRECTORS AND OFFICERS
Common Stock	C. Robin Relph President and Chief Executive Officer #4, Old Fort Bay, New Providence, Bahamas	4,539,032 (4)	14.53%

Common Stock	G. Arnold Armstrong Director 2080- 777 Hornby Street Vancouver, BC Canada V6Z 1S4	3,150,066 (5)	10.09%
Common Stock	Jurgen Wolf Director 103 – 1285 – 17th Avenue Surrey, BC Canada	3,410,000 (6)	10.92%
Common Stock	All Officers and Directors as a Group (4 persons)	11,099,098	35.54%
5% SHAREHOLDERS
Common Stock	Channing Investments Corp. 800 – 155000 Creekside Dr, Vancouver, BC V6J 5B3	1,650,000 (7)	5.28%

(1)	Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.
(2)
The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(3)	Based on 31,228,520 issued and outstanding shares of common stock as of May 13, 2005.
(4)	Includes:
	a.	2,043,574 shares held directly and 450,000 shares issuable upon exercise of warrants;
	b.	in the name of Buckingham Securities Ltd., of which Mr. Relph is managing director, 735,200 shares and 150,000 shares issuable to Buckingham Securities Ltd. upon exercise of warrants;
	c.	86,000 shares in the name of Hagensborg Foods Corp., a company of which Mr. Relph owns 13% of the outstanding and issued shares;
	d.	582,258 shares in the name of Garuda Ventures Ltd., of which Mr. Relph is a director, and of which Mr. Relph disclaims any beneficial ownership;
	e.	192,000 shares in the name of Rigpa Foundation, of which Mr. Relph is the Chair of the Board of Trustees, and of which Mr. Relph disclaims any beneficial ownership; and
	f.	300,000 shares in the name of Zambala Ventures Ltd., of which Mr. Relph is a director, and of which Mr. Relph disclaims any beneficial ownership.
(5)	Includes:
	a.	170,000 shares held directly;
	b.	418,878 shares in the name of Armada Investments Ltd., a company wholly owned by Mr. Armstrong, and 209,439 shares issuable to Armada Investments Ltd. upon exercise of warrants;

c.
1,208,086 shares in the name of International Cetec Investments Inc., a company controlled by Mr. Armstrong, and 304,043 shares issuable to International Cetec Investments Inc. upon exercise of warrants; and

	d.	593,080 shares in the name of Kelvin Grove Estates Ltd., a company controlled by Mr. Armstrong, and 246,540 shares issuable to Kelvin Grove Estates Ltd. upon exercise of warrants.
(6)	Includes:
	a.	910,000 shares held directly, and 250,000 shares issuable upon the exercise of warrants; and
b.
1,500,000 shares in the name of August Energy Corp., a company of which Mr. Wolf is a director and President, and of which Mr. Wolf disclaims any beneficial ownership, and 750,000 shares issuable to August Energy Corp. upon exercise of warrants.

(7)	Includes 550,000 shares issuable upon exercise of warrants.

Vote Required

Approval of the plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends the approval of the ratification of the issuance of 800,000 shares of the Company’s common stock to the directors, and proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the person named in the enclosed proxy to vote the shares he represents as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

OTHER INFORMATION

Incorporation of Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB

Included in this Proxy Statement is our Annual Report Form 10-KSB for the fiscal year ended June 30, 2004, and our Quarterly Report Form 10-QSB for the period ended March 31, 2005, which contain important information about us and our financial condition that is not otherwise included in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of equity securities of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for fiscal year 2004 were met, by its directors, officers and greater than 10% beneficial owners, although some forms were filed late.

Certain Relationships and Related Transactions

Below is a description of all transactions with directors or executive officers of the Company during the last two years which involve an amount exceeding $60,000.

During the period from July 1, 2004 to May 13, 2005, the Company paid $60,000 cash plus $56,000 worth of stock to Robin Relph, our President, for his services as President.

During the fiscal year ended June 30, 2004, the Company paid $72,000 to Mr. Relph, for his services as President.

On March 15, 2005, Mr. Relph purchased 900,000 units in the Company at $0.10 per unit for total consideration of $90,000. Each unit consisted of one share of common stock and a one-half non-transferable warrant. Each full warrant allows the purchase one share at an exercise price of $0.20 per share, exercisable for a period of two years from the date of issuance.

On March 15, 2005, International Cetec Investments Inc., Armada Investments Ltd. and Kelvin Grove Estates Ltd., each companies controlled by Arnold Armstrong, a director of the Company, purchased in total 1,520,044 units in the Company at $0.10 per unit for total consideration of $152,004. Each unit consisted of one share of common stock and a one-half non-transferable warrant. Each full warrant allows the purchase one share at an exercise price of $0.20 per share, exercisable for a period of two years from the date of issuance.

On March 15, 2005, Channing Investment Corp. purchased 1,100,000 units in the Company at $0.10 per unit for total consideration of $110,000. Each unit consisted of one share of common stock and a one-half non-transferable warrant. Each full warrant allows the purchase one share at an exercise price of $0.20 per share, exercisable for a period of two years from the date of issuance.

Audit and Non-Audit Fees

The following table presents fees for the professional audit services rendered by our current auditors, Williams & Webster, P.S., Certified Public Accountants for the audit of our annual financial statements for the year ended June 30, 2004 and for the period from July 1, 2004 to May 13, 2005 and fees billed for other services rendered by Williams & Webster, P.S. during those periods. Also set forth below is a table presenting fees for the professional audit services rendered by our former auditors, Spicer Jeffries & Co., Certified Public Accountants, for the audit of our annual financial statements for the year ended June 30, 2003.

Williams & Webster, P.S., Certified Public Accountants
Period from July 1, 2004 to May 13, 2005
Audit fees	$27,222
Audit-related fees (1)	$23,232
Tax fees (2)	-0-
All other fees (3)	-0-
Total	$50,454

Williams & Webster, P.S., Certified Public Accountants
Year ended June 30
2004
Audit fees	$16,300
Audit-related fees (1)	$3,000
Tax fees (2)	-0-
All other fees (3)	-0-
Total	$19,300

Spicer Jeffries & Co, Certified Public Accountants
Year ended June 30
2003
Audit fees	$33,000
Audit-related fees (1)	-0-
Tax fees (2)	-0-
All other fees (3)	-0-
Total	$33,000

(1) Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of our financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of our benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

(2) Tax fees consist of the aggregate fees billed for professional service rendered for tax compliance, tax advice, and tax planning.

(3) Other fees consist primarily of the aggregate fees billed for professional services related to a business continuity engagement.

Beginning in fiscal 2004, the Audit Committee reviews all audit and non-audit related fees at least annually. The Audit Committee pre-approved all audit and non-audit related services in fiscal 2004. The Audit Committee had concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Williams & Webster, P.S.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

Where You Can Find More Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of
GARUDA CAPITAL CORP.

/s/ C. Robin Relph

C. Robin Relph

Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director

Vancouver, British Columbia
CANADA

May [     ], 2005

Appendix A

GARUDA CAPITAL CORP.

2005 INCENTIVE STOCK OPTION PLAN

SECTION 1
INTRODUCTION

1.1 Establishment. Garuda Capital Corp. (the “Company”), a Nevada corporation, hereby establishes the Garuda Capital Corp. 2005 Stock Option Plan (the “Plan”) for employees, consultants, directors, and other persons associated with the Company and any of the Company’s subsidiaries, whom the Board wishes to incentivise. Garuda Capital Corp., together with its affiliated corporations, as defined in Section 2.1 hereafter, are referred to as the “Company”, except where the context otherwise requires.

1.2 Purposes. The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within the Company (ii) provide incentives to employees, officers, and management of the Company, (iii) provide Directors, Consultants and Advisors of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and (iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's Common Stock.

Incentive benefits granted hereunder may be either Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares or cash awards. The types of options or other incentives granted shall be determined by the board or the Compensation Committee and reflected in the terms of written agreements.

SECTION 2
DEFINITIONS

2.1 Definitions. The following terms will have the meanings set forth below:

“Affiliated Corporation” means any corporation or other entity (including, but not limited to, a partnership) that is affiliated with the Company through stock ownership or otherwise, and includes subsidiaries of the Company.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of the USA or the Income Tax Act of Canada, as it may be amended form time to time, and as appropriate to the context and as applies to the Eligible Participant.

“Effective Date” means the effective date of the Plan, which will be upon approval of the shareholders of the Company.

“Eligible Participants” means any employees (including, without limitation, all officers), directors, consultants and any other persons whom the Board wishes to incentivise to contribute to the fortunes of the Company and permitted by law or policy to receive options.

“Fair Value” means the value of a Share of Stock as determined by the Stock Option Committee acting in good faith and in its sole discretion in accordance with this Agreement. Notwithstanding the above, if the Stock is actively traded in an established stock or quotation market, “Fair Value” will mean the officially quoted closing price of the Stock on such exchange (a “National Exchange”) on a particular date selected by the Stock Option Committee in establishing the purchase price of Shares of the Option.

“Stock Option Committee” means the Compensation Committee of the Company, unless the Board strikes a separate committee, and in the absence of an empowered committee shall mean the Board.

“Non-Statutory Option” means an Option granted under this Plan in accordance with the requirements of the Code, as amended from time to time.

“Option” means a right to purchase Stock of the Company granted under this Plan at a stated price for a specified period of time.

“Option Price” means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with this Agreement and as established by the Stock Option Committee and contracted by the Option contract.

“Option Holder” means an Eligible Participant designated by the Stock Option Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

“Plan Limit” shall have the meaning set forth in section 4.1. “Share” or “Shares” means a share or shares of Stock. “Stock” means the common stock of the Company.

2.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also will include the feminine gender, and the definition of any term herein in the singular also will include the plural.

SECTION 3
PLAN ADMINISTRATION

3.1 Stock Option Committee. The Stock Option Committee will administer the Plan. In accordance with the provisions of the Plan, the Stock Option Committee will, in accordance with policies ordered by the Board but in the absence of board direction in its sole discretion, select the Eligible Participants to whom Options will be granted, the form of each Option, the amount of each Option, and any other terms and conditions of each Option as the Stock Option Committee may deem necessary and consistent with the terms of the Plan. The Stock Option Committee will determine the form or forms of the agreements with Option Holders. The agreements will evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Stock Option Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Stock Option Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it may deem expedient and it will be the sole and final judge of such expediency. No member of the Stock Option Committee will be liable for any action or determination made in good faith, and all members of the Committee will, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determinations, interpretations and other actions of the Stock Option Committee pursuant to the provisions of the Plan will be binding and conclusive for all purposes and on all persons.

SECTION 4
STOCK SUBJECT TO THE PLAN AND EXCEPTIONS

4.1 Plan limit. A maximum of 8,000,000 Shares (“Plan Limit”) are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares that are issued upon the exercise of Options will be deducted from the Plan Limit and such Plan Limit shall not be increased without approval of the board or, if shareholders of the Company have so required, without approval of the shareholders of the Company. While any Options are outstanding, the Company will retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan that are not used because the terms and conditions of the Option are not met or any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised or any Shares retained by the Company for any purpose of this Plan automatically will be returned to the Plan Limit and become available for again for use under the Plan.

4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company at any time increases or decreases the number of its outstanding Shares of Stock, or changes in any way the rights and privileges of such Shares by means of the Payment of a Stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then, in relation to the Stock that is affected by the above events, the provisions of this Section 4.3 will apply. In such event, the numbers, rights and privileges of the following will be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and non-assessable at the time of such event:

(i) adjustment to the Shares of Stock as to which Options may be granted under the Plan; and

(ii) adjustment to the exercise price of each outstanding Option granted hereunder.

4.4 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 will result in the creation of a fractional Share under any Option, the number of Shares subject to the Option will be rounded to the next higher Share.

4.5 Determination by Stock Option Committee, Etc. Adjustments under this Section 4 will be made by the Stock Option Committee, whose determinations with regard thereto will be final and binding upon all parties.

4.6 Options Exceptional to Plan. With the concurrence of the board, the Stock Option Committee may grant Options outside the Plan or within the Plan but in excess of the Plan Limit, such that the available Plan Limit is not diminished, for exceptional circumstances or to acquire or retain personnel or achieve important goals or strategic targets considered important to the Company but which cannot reasonably be fit into the Plan Limit or the Plan due to insufficiency of available Plan Options, legal impediments whereby the recipient cannot or is best not included in the Plan, or other purposes or reasons considered appropriate to the board.

SECTION 5
REORGANIZATION OR LIQUIDATION

5.1 Reorganization and Options. In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and that does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or control of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than by a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business of businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, the Stock Option Committee will have the power and discretion to prescribe the terms and conditions for the exercise or modification of any outstanding Options granted hereunder. By way of illustration, and not by way of limitation, the Stock Option Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring cooperation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that currently is exercisable) in cancellation thereof. The Stock Option Committee may provide that Options must be exercised in connection with the closing of such transaction and that if not so exercised such Options will expire. Any such determinations by the Stock Option Committee may be made generally with respect to all Option Holders, or may be made on a case-by-case bases with respect to particular Option Holders. The provisions of this Section 5 will not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock. Any determination by the Stock Option Committee hereunder shall not amend the terms of any Option without the consent of the Option Holder unless, in the opinion of the Committee acting reasonably, such amendment is necessary to permit the alterations to the Company to be effected and such is in the interest of shareholders generally.

SECTION 6
STOCK OPTIONS

6.1 Grant of Options. An Eligible Participant may be granted one or more Options. Options granted under the Plan will be Non-Statutory Options.

6.2 Option Agreements. Each Option granted under the Plan will be evidenced by a written stock option agreement that will be entered into by the Company and the Eligible Participant to whom the Option is granted (the “Option Holder”), and will be deemed to contain the following terms and conditions, unless other terms and conditions inconsistent therewith have been entered into the Option agreement. In the event of inconsistency between the provisions of the Plan and any Option agreement entered into, the provisions of the Option agreement will be considered to have been determined to be exceptional from the below and such Option Agreement shall govern where not inconsistent with law. However, the provisions of the Plan will govern where the agreement omits to provide for a matter governed by the Plan and the agreement will not be incomplete nor unenforceable if it fails to provide for a matter provided by the terms of this Plan as such shall be incorporated by reference:

(a) Number of Shares. Each Stock option agreement will state that it covers a specified number of Shares, as determined by the Stock Option Committee and the agreement. If the agreement fails to state the number then it shall be the number set forth in the minutes of the Stock Option Committee.

(b) Price. The price at which each Share covered by an Option may be purchased will be determined by the Stock Option Committee and set forth in the Stock Option agreement. Where the price shall be omitted the price shall be the Fair Market Value of the Stock on the date set forth at the beginning of the Option agreement.

(c) Vesting Period. Each Stock Option will state the time and the amount of the Shares of the Option which vest, and are exercisable thereafter, at specified times during the Option Period. Unless otherwise provided in the Option agreement, Options will vest and be exercisable for types of Option Holders as follows:

(i) Directors and senior officers to Vice-President - 50% of the amount of the Shares under Option upon granting and 50% twelve months thereafter;

(ii) Employees Generally - 10% at the end of the later of any probation period pursuant to which the Employee is continued or three months from the date of engagement and 5% at the end of each calendar month thereafter; and

(iii) Other Option Holders - 10% at the end of the first 30 days of engagement, 20% upon completion of 50% of the term, where a particular term, or upon 50% of project completion, where project contract specific, and the remainder upon, and for a period of 30 days thereafter, the Company certifying substantial satisfaction, acting reasonably, with contract and/or project completion.

(d) Duration of Options. Each Stock option agreement will state the period of time within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period shall expire not more than five years from the date an Option is granted. Unless otherwise stated, director and senior officer Options shall be the lesser of five years or the term of their office plus 90 days, Employee Options the lesser of five years or the term of their employment plus 30 days, and other Option Holders the lesser of five years or the term of the engagement agreement plus 30 days.

(e) Termination of Employment, Death, Disability Etc. Except as otherwise determined by the Stock Option Committee, each Stock Option agreement will provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

(i) Termination. If the Option Holder’s employment or office with the Company is terminated within the Option Period for cause, as determined by the Company in its sole discretion, or if the Option Holder resigns without appropriate or agreed notice and agreed termination terms, the Option will be void for all purposes immediately upon notice of termination or resignation, as the case may be, unless otherwise agreed solely at the discretion of the Company. Unless specified in an engagement agreement, “cause” means a material violation, as determined by the Company, of the Company’s established policies and procedures and the terms of engagement and a failure to rectify within 15 days of notice. If the Option Holder is terminated for another reason, not provided for below or in the engagement agreement or the Option agreement, then the Option shall be exercisable, as to the vested portion only on the date of termination, for a period of 30 days after termination, except as otherwise permitted by the sole discretion of the Stock Option Committee but not to exceed the Option Period. The effect of this Section will be limited to determining the consequences of a termination and nothing in this Section will restrict or otherwise interfere with the Company’s discretion with respect to the termination of any Employee.

(ii) Death or Disability. If the Option Holder’s employment with the Company is terminated within the Option Period because of the Option Holder’s death or disability the Option will remain exercisable, to the extent that it was vested and exercisable on the date of the Option Holder’s death or disability, for a period of six months after such date; provided, however, that in no event may the Option be exercised after the expiration of the Option Period.

(iii) Non-Employees or non-Office Holders. For all purposes under this Section, an Eligible Participant who is not an Employee or office holder of the Company will be considered to have a termination at the conclusion of the relevant contract or upon notice by the Company of termination for default or breach of agreement. If the contract is terminated for breach or default then the Option shall terminate immediately. Otherwise the Option shall terminate in accordance with its terms or section 6.2(d) above.

(f) Transferability of Option. Each stock option agreement will provide that the Option and exercise rights granted therein are not transferable or subject to assignment or lien for security purposes by the Option Holder except to the Option Holder’s legal representative, his estate, a family corporation or personal holding corporation, a bona fide lender or in such other circumstance as the Stock Option Committee may approve in its sole discretion, which may be exercised contrary without reason. Each assignment of an interest in an Option must be approved before such will be enforceable.

(g) Exercise, Payments, Etc. Unless otherwise provided by the Stock Option agreement the method for exercising the Option granted will be by delivery to the office of the Company of written notice specifying the particular Option (or portion thereof) that is being exercised and the number of Shares with respect to which such Option is exercised, together with payment of the Option Price. The exercise of the Option will be deemed effective upon actual receipt of such notice and payment to the Company of the Option Price in a form satisfactory to the Company, acting reasonably. The purchase of such Stock will take place at the principal offices of the Company upon delivery of such notice. A properly executed certificate or certificates representing the Stock will be issued by the Company and delivered to the Option Holder with reasonable dispatch. Unless restricted by the Option agreement, the exercise price shall be paid by any of the following methods or any combination of the following methods:

(i) in cash;

(ii) by cashier’s check, certified cheque, or other acceptable banker’s note payable to the order of the Company;

(iii) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions (referred to in the industry as ‘delivery against payment’) to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price; or

(iv) such other method as the Option Holder and the Stock Option Committee may determine as adequate including delivery of acceptable securities (including securities of the Company), set-off for wages or invoices due, property, or other adequate value.

In the discretion of the Stock Option Committee, the Company may grant a loan or guarantee a third-party loan obtained by an Option Holder to pay part or all of the Option Price of the Shares provided that such loan or the Company’s guaranty is secured by the Shares.

(h) Date of Grant. An Option will be considered as having been granted on the date specified in the grant resolution of the Stock Option Committee.

6.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder will have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan and, until the Option Holder becomes the holder of the record of such Stock, no adjustments, other than those described in Section 4, will be made for dividends or other distributions or other rights to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.

SECTION 7
RIGHTS OF EMPLOYEES AND OPTION HOLDERS

7.1 Employment. Nothing contained in the Plan or in any Option will confer upon any Eligible Participant any right with respect to the continuation of employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Eligible Participant form the rate in existence at the time of the grant of an Option.

SECTION 8
GENERAL RESTRICTIONS

8.1 Investment representations. The Company may require any person to whom an Option is granted, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state and provincial securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

8.2 Compliance with Securities Laws. Each Option will be subject to the requirement that if at any time counsel to the Company determines that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state, provincial or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained on conditions acceptable to the Stock Option Committee. Nothing herein will be deemed to require the Company to apply for or to obtain such listing, registration or qualification. However, where available to the circumstances of an Option Holder the Company will include the Option with any other filings that the Company elects, at its sole discretion, to file under S-8 or any other filings with the SEC but the Company shall not be obliged to make an individual filing for a particular Option, unless such shall have been required pursuant to the specific Option agreement.

SECTION 9
OTHER EMPLOYEE BENEFITS

9.1 Benefits and Taxes. The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option will not constitute “earnings” with respect to which any other employee benefits of such Option Holder are determined, including, without limitation, benefits under any pension, profit sharing, life insurance or salary continuation plan. Any taxable consequences of any Option are entirely the responsibility of the Option Holder and no contribution shall be required of the Company and, further, if the Company should suffer liability for unpaid taxes of an Option Holder then the full amount of such shall be a debt of the Option Holder to the Company payable immediately and for which the Company may seek judgment and, before judgment or process, may set-off against any amounts due to the Option Holder or may recover, again before judgment or process, by exercise of any Options of the Option Holder on the Option Holder’s behalf, at the discretion of the Stock Option Committee.

SECTION 10
PLAN AMENDMENT, MODIFICATION AND TERMINATION

10.1 Amendment. The Board may at any time terminate and, from time to time, may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders where stockholder approval is required to enable the Plan to satisfy any applicable statutory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

No amendment, modification or termination of the Plan will in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Option Holders holding such Options.

SECTION 11
WITHHOLDING

11.1 Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option will be subject to the Option Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements and applicable securities requirements.

11.2 Withholding With Stock. At the time an Option is granted the Stock Option Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, that is due upon exercise of the Option by such adjustments as the Stock Option Committee determines, including adjustment to a net exercise price or adjustment to the Option Price.

SECTION 12
BROKERAGE ARRANGEMENTS

12.1 Brokerage. The Stock Option Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

SECTION 13
NONEXCLUSIVITY OF THE PLAN

13.1 Other Plans. The adoption of this Plan by the Board will not be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, or any other persons that the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 14
REQUIREMENTS OF LAW

14.1 Requirements of Law. The insurance of Stock and the payment of cash pursuant to the Plan will be subject to all applicable laws, rules and regulations.

14.2 Governing Law. The Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Nevada.

SECTION 15
DURATION OF THE PLAN

15.1 Termination. The Plan will terminate at such time as may be determined by the Board, and no Option will be granted after such termination. If not sooner terminated under the preceding sentence, the Plan will fully cease and expire on the earlier of one year from the date that the Plan Limit has been exhausted and all Options exercised or expired or January 30, 2011. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

[FRONT OF PROXY CARD]

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

GARUDA CAPITAL CORP.
Proxy for Annual Meeting of Stockholders
Solicited by the Board of Directors

The undersigned hereby appoints C. Robin Relph, with full power of substitution to represent the undersigned and to vote all the shares of common stock of Garuda Capital Corp. ( the “Company”) the undersigned is entitled to vote at the annual meeting of stockholders to be held at 1576 Rand Avenue, Vancouver, B.C., Canada, V6P 3G2 on June 27, 2005, at 2:00 p.m., local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[BACK OF PROXY CARD]

A vote FOR the following proposals is recommended by the Board of Directors:

Proposal No. 1: Election of Directors.

	For	Withhold
01-C. Robin Relph	☐	☐
02-G. Arnold Armstrong	☐	☐
03-Jurgen Wolf	☐	☐

Proposal No. 2: To increase the authorized share capital of the Company from 50,000,000 to 100,000,000 shares of common stock.

[_]   FOR                          [_] AGAINST                        [_] ABSTAIN

Proposal No. 3: To approve the Company’s 2005 Incentive Stock Option Plan.

[_]   FOR                          [_] AGAINST                        [_] ABSTAIN

Proposal No. 4: To ratify the issuance of 800,000 shares to the Company’s directors in April, 2005 as compensation for their services.

[_]   FOR                          [_] AGAINST                        [_] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2, 3 and 4

Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________

(Signature of Stockholder)	(Signature of Stockholder)